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                                                                     EXHIBIT 4.1

[STOCKCERTIFICATE FACE]

MC
INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS
 CUSIP 584662 10 0

This Certifies that

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

Executive Vice President & COO & Secretary

Chairman, President & CEO

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

[STOCKCERTIFICATE BACK]

MEDICHEM LIFE SCIENCES, INC.

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights so far as the same have been fixed or determined. The Board of Directors of the Corporation may, prior to the issuance of any shares thereof, fix and determine the relative rights and preferences of any new series of preferred stock. Any stockholder requests shall be made to the CorporationaOs Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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          TEN COM   N     as tenants in common
          TEN ENT   N     as tenants by the entireties
          JT TEN    N     as joint tenants with right of
                    survivorship and not as tenants
                    in common


               UNIF GIFT MIN ACT N  _____________________ Custodian ___________

                                           (Cust)                     (Minor)

                                    under Uniform Gifts to Minors
                                    Act
______________________________________________________________________
                                                           (State)
          UNIF TRF MIN ACT N       ______________ Custodian (until age ________)

                                        (Cust)                          (Minor)
                                   _____________  under Uniform Transfers

                                    to Minors Act _________________
                                                            (State)

Additional abbreviations may also be used though not in the above list.

    For Value Received,
hereby sell(s), assign(s) and transfer(s) unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

X
X
NOTICE:
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THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

]

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.